SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                     ___________________



 Date of Report (Date of earliest event reported) May 23, 2001
                         BICO, INC.
   (Exact name of registrant as specified in its charter)


 Pennsylvania                   0-10822                       25-1229323
(State of other jurisdiction   (Commission File Number)     (IRS Employer
  of incorporation)                                         Identification No.)


    2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
      (Address of principal executive offices)                  (Zip Code)


  Registrant's telephone number, including area code (412) 429-0673




        __________________________________________________________
       (Former name or former address,if changes since last report)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Inc. subsidiary, ViaCirq, Inc., announced today that it has entered into an agreement with a Veterans Affairs Medical Center (VMAC) to use and
          evaluate the ThermoChem   HT System as part of an
          operative procedure to deliver intraperitoneal hyperthermia (IPH).

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                         SIGNATURES

      Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  May 23, 2001


BICO SUBSIDIARY, VIACIRQ, AND VETERANS MEDICAL CENTER ENTER
      INTO THERMOCHEMT HT SYSTEM EVALUATION AGREEMENT

     Pittsburgh, PA - May 23, 2001 - BICO, Inc.
(OTCBB:BIKO) subsidiary, ViaCirq, Inc., a leading developer and marketer of extracorporeal hyperthermia medical devices, announced today that it has entered into an agreement with a Veterans Affairs Medical Center (VAMC) to use and evaluate the ThermoChem HT System as part of an operative procedure to deliver intraperitoneal hyperthermia
(IPH).  The Evaluation Agreement requires the VA Medical
Center to purchase IPH procedure kits for each treatment.
The first IPH treatment, using the ThermoChem HT System, was administered on May 14, 2001.

     VAMC management will discuss the feasibility of whether this surgical procedure, utilizing the ThermoChem
HT System, can be marketed to other VA Medical Centers regionally or nationally.

     IPH is used as an adjunctive therapy with surgery and chemotherapy in treatment of advanced gastrointestinal and ovarian cancer. The use of IPH treatments, like the one performed at the VAMC, have been shown to improve both survival and quality of life for patients with these advanced stage cancers.

     ViaCirq received FDA clearance to market the ThermoChem HT System last year. The ThermoChem HT System is used to raise the core temperature of the abdominal cavity to the desired target temperature in the 41 C
(105.8 F) to 42 C (107.6 F) range by continuously bathing the abdominal cavity with circulating sterile solution.

     BICO, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental solutions. BICO's subsidiary, ViaCirq, Inc., also located in Pittsburgh, PA, is committed to becoming the worldwide market leader in developing, manufacturing and marketing leading-edge hyperthermia products and services of the highest quality and value.

FOR FURTHER INFORMATION, CONTACT:
Investors                               Media
Diane McQuaide                          Susan Taylor
1.412.429.0673 phone                    1.412.429.0673 phone
1.412.279.9690 fax                      1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204
WEBSITE: www.bico.com